$500,000,000

                        INTEGRATED HEALTH SERVICES, INC.

                    9 1/4% SENIOR SUBORDINATED NOTES DUE 2008

                               PURCHASE AGREEMENT
                               ------------------

                                                              September 8, 1997
SMITH BARNEY INC.
MORGAN STANLEY & CO. INCORPORATED
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
CITICORP SECURITIES, INC.

c/o SMITH BARNEY INC.
388 Greenwich Street
New York, New York 10013

Dear Sirs:

                  Integrated Health Services, Inc., a Delaware corporation (the "Company"), proposes, upon the terms and conditions set forth herein, to issue and sell to you, as the initial purchasers (the "Initial Purchasers"), $500,000,000 aggregate principal amount of its 9 1/4% Senior Subordinated Notes due 2008 (the "Notes"). The Notes will be issued pursuant to the provisions of an Indenture, to be dated as of September 11, 1997 (the "Indenture"), between the Company and First Union National Bank, as Trustee (the "Trustee").

                  The Company wishes to confirm as follows its agreement with the Initial Purchasers in connection with the purchase and resale of the Notes.

                  1. Preliminary  Offering  Memorandum and Offering  Memorandum.
The Notes will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on an exemption pursuant to Section 4(2) under the Act. The Company has prepared a preliminary offering memorandum, dated August 26, 1997 (the "Preliminary Offering Memorandum"), and an offering memorandum, dated September 8, 1997 (the "Offering Memorandum"), setting forth information regarding the Company and the Notes. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto and any documents filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (collectively, the "Exchange Act") which are incorporated by reference therein. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering
Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers.

                  The Company understands that the Initial Purchasers propose to make offers and sales (the "Exempt Resales") of the Notes purchased by the Initial Purchasers hereunder only on the terms and in the manner set forth in the Offering Memorandum and Section 2 hereof, as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered to persons whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("Rule 144A"), in transactions under Rule 144A (such persons being referred to herein as the "Eligible Purchasers").

                  It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER SUCH LAWS.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATED PERSON OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) UNLESS SUCH OFFER, SALE OR OTHER TRANSFER IS (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT,
         (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (a)(2), (a)(3) OR
         (a)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION

         REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH OF THE FOREGOING CASES SUCH OFFER, SALE OR OTHER TRANSFER IS IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR
         (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM PROVIDED FOR IN THE INDENTURE (A COPY OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE THEN HOLDER OF THIS SECURITY AFTER THE RESALE RESTRICTION TERMINATION DATE. ANY TRANSFEREE OF THIS SECURITY SHALL BE DEEMED TO HAVE REPRESENTED EITHER (A) THAT IT IS NOT USING THE ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT ("ERISA") OR THE INTERNAL REVENUE CODE (THE "CODE") TO PURCHASE THIS SECURITY OR (B) THAT ITS PURCHASE AND CONTINUED HOLDING OF THE SECURITY WILL BE COVERED BY A U.S. DEPARTMENT OF LABOR CLASS EXEMPTION WITH RESPECT TO PROHIBITED TRANSACTIONS UNDER
         SECTION 406(a) OF ERISA.

                  It is also understood and acknowledged that holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the date hereof, in substantially the form of Exhibit A hereto. Pursuant to the Registration Rights Agreement, the Company will agree (i) to file with the Commission, under the circumstances set forth therein, a registration statement on the appropriate form under the Act relating to a proposed exchange offer (the "Registered Exchange Offer") to the holders of the Notes to issue and deliver to such holders, in exchange for the Notes, a like principal amount of debt securities of the Company identical in all material respects to the Notes (the "New Notes") and (ii) to use its reasonable best efforts to cause such registration statement to be declared effective. If (a) the Company is not permitted to effect the Registered Exchange Offer because the Registered Exchange Offer would violate any applicable law or the applicable interpretations of the Commission's staff or because of any change in currently prevailing interpretations of the Commission's staff or (b) the Registered Exchange Offer has not been consummated for any other reason within 240 days after the Closing Date (as defined herein), then the Company shall file and use its reasonable best efforts to cause to be declared effective a registration statement on an appropriate form under the Act relating to the offer and sale of the Notes by the holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement and Rule 415 under the Act. The registration statement to be filed under the Act pursuant to the Registration Rights Agreement is hereinafter referred to as the "Registration Statement." This Agreement, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents".

                  Capitalized terms used herein without definition have the respective meanings specified therefor in the Indenture or the Offering Memorandum.

                  2.  Agreements to Sell,  Purchase and Resell.  (a) The Company
hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Initial Purchaser and, upon the basis of the representations, warranties and agreements of the

Company herein contained and subject to all the terms and conditions set forth herein, each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.375% of the principal amount thereof, the principal amount of Notes set forth opposite the name of such Initial Purchaser in Schedule I hereto.

                  (b) The Initial Purchasers have advised the Company that they propose to offer the Notes for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. Each Initial Purchaser hereby represents and warrants to, and agrees with, the Company that such Initial Purchaser (i) is purchasing the Notes pursuant to a private sale exempt from registration under the Act, (ii) will not solicit offers for, or offer or sell, the Notes by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Act, and (iii) will solicit offers for the Notes only from, and will offer, sell or deliver the Notes as part of its initial offering, only to persons whom the Initial Purchasers reasonably believe to be Qualified Institutional Buyers, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions under Rule 144A. The Initial Purchasers have advised the Company that they will offer the Notes to Eligible Purchasers at a price initially equal to 100% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the Notes. Such price may be changed by the Initial Purchasers at any time thereafter without notice.

                  The Initial Purchasers understand that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(c)(xiii) and 7(e) hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and agreements and the Initial Purchasers hereby consent to such reliance.

                  3. Delivery of the Notes and Payment Therefor. Delivery to the Initial Purchasers of and payment for the Notes shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, at 10:00 A.M., New York City time, on September 11, 1997 (the "Closing Date"). The place of closing for the Notes and the Closing Date may be varied by agreement between the Initial Purchasers and the Company.

                  The Notes will be delivered to the Initial Purchasers against payment of the purchase price therefor by wire transfer of federal or other same day funds to an account or accounts designated by the Company. The Notes will be evidenced by one or more global securities in definitive form (the "Global Note") and will be registered in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"). The Notes to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection not later than 9:30 a.m., New York City time, on the business day next preceding the Closing Date.

                  4. Agreements of the Company. The Company agrees with the Initial Purchasers as follows:

                  (a) The Company will advise the Initial Purchasers promptly and, if requested by them, will confirm such advice in writing, within the period of time referred to in paragraph (e) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement made in the Offering Memorandum (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Offering Memorandum (as then amended or supplemented) in order to make the statements therein not misleading, or of the necessity to amend or supplement the Offering Memorandum (as then amended or supplemented) to comply with any law.

                  (b) The Company will furnish to the Initial Purchasers, without charge, as of the date of the Offering Memorandum, such number of copies of the Offering Memorandum as may then be amended or supplemented as they may reasonably request.

                  (c) The Company will not make any amendment or supplement to the Preliminary Offering Memorandum or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised or file any document which upon filing becomes an Incorporated Document, without delivering a copy of such document to the Initial Purchasers, prior to or concurrently with such filing.

                  (d) Prior to the execution and delivery of this Agreement, the Company has delivered or will deliver to the Initial Purchasers, without charge, in such quantities as the Initial Purchasers shall have requested or may hereafter reasonably request, copies of the Preliminary Offering Memorandum. The Company consents to the use, in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Initial Purchasers and by dealers, prior to the date of the Offering Memorandum, of each Preliminary Offering Memorandum so furnished by the Company. The Company consents to the use of the Offering Memorandum (and of any amendment or supplement thereto) in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Initial Purchasers and by all dealers to whom Notes may be sold, in connection with the offering and sale of the Notes.

                  (e) If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to Eligible Purchasers, any event shall occur that in the judgment of the Company or in the opinion of counsel for the Initial Purchasers should be set forth in the Offering Memorandum (as then amended or supplemented) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Offering Memorandum, or to file under the Exchange Act any document which upon filing becomes an Incorporated Document, to comply with any law, the Company will forthwith prepare an appropriate supplement or amendment thereto or such document, and will expeditiously furnish to the Initial Purchasers and dealers a reasonable number of copies thereof. In the event that the Company and the Initial Purchasers agree that the Offering Memorandum should be amended or supplemented, or that a document should be filed under the Exchange Act which upon filing becomes an Incorporated Document, the Company, if requested by the Initial Purchasers, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement or such document.

                  (f) The Company will cooperate with the Initial Purchasers and with their counsel in connection with the qualification of the Notes for offering and sale by the Initial Purchasers and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Notes, in any jurisdiction where it is not now so subject.

                  (g) So long as any of the Notes are outstanding, the Company will furnish to the Initial Purchasers (i) as soon as available, a copy of each report of the Company mailed to stockholders or filed with the Commission, and
(ii) from time to time such other information concerning the Company as the Initial Purchasers may request.

                  (h) If this Agreement shall terminate or shall be terminated after execution and delivery pursuant to any provisions hereof (otherwise than pursuant to Section 10 hereof or by notice given by the Initial Purchasers terminating this Agreement pursuant to Section 9 or Section 11 hereof) or if this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Initial Purchasers for all out-of-pocket expenses (including fees and expenses of its counsel) reasonably incurred by it in connection herewith, but without any further obligation on the part of the Company for loss of profits or otherwise.

                  (i) The Company will apply the net proceeds from the sale of the Notes to be sold by it hereunder substantially in accordance with the description set forth in the Offering Memorandum.

                  (j) Except as stated in this Agreement and in the Preliminary Offering Memorandum and Offering Memorandum, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes. Except as permitted by the Act, the Company will not distribute any offering material in connection with the Exempt Resales.

                  (k) The Company will use its best efforts to cause the Notes to be eligible for trading on The PORTAL Market.

                  (l) From and after the Closing Date, so long as any of the Notes are outstanding and are "Restricted Securities" within the meaning of the Rule 144(a)(3) under the Act or, if earlier, until two years after the Closing Date, and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will furnish to holders of the Notes and prospective purchasers of Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resale of the Notes.

                  (m) The Company agrees not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Notes.

                  (n) The Company agrees to comply with all of the terms and conditions of the Registration Rights Agreement, and all agreements set forth in representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book entry" transfer.

                  (o) The Company agrees that prior to any registration of the Notes pursuant to the Registration Rights Agreement, or at such earlier time as may be so required, the Indenture shall be qualified under the Trust Indenture Act of 1939 (the "1939 Act") and will cause to be entered into any necessary supplemental indentures in connection therewith.

                  5. Representations and Warranties of the Company. The Company represents and warrants to the Initial Purchasers that:

                  (a) The Preliminary Offering Memorandum and Offering Memorandum with respect to the Notes have been prepared by the Company for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated.

                  (b) The Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates and the Offering Memorandum as of the Closing Date, did not or will not at any time contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Preliminary Offering Memorandum and Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for use therein.

                  (c) The Incorporated Documents heretofore filed were filed in a timely manner and, when they were filed (or, if any amendment with respect to any such document was filed, when such document was filed), conformed in all material respects to the requirements of the Exchange Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further Incorporated Documents will, when so filed, be filed in a timely manner and conform in all material respects to the requirements of the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (d) The Indenture has been duly and validly authorized by the Company and, upon its execution, delivery and performance by the Company and assuming due authorization, execution, delivery and performance by the Trustee, will be a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally, and conforms in all material respects to the description thereof in the Offering Memorandum; and no qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Notes contemplated hereby or in connection with the Exempt Resales.

                  (e) The Notes have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the Indenture and delivered to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally, and the

Notes will conform in all material respects to the description thereof in the Offering Memorandum.

                  (f) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or, except as set forth in the Offering Memorandum, similar rights and were issued and sold in compliance with all applicable Federal and state securities laws; and the authorized capital stock of the Company conforms to the description thereof in the Offering Memorandum.

                  (g) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect").

                  (h) All the Company's subsidiaries (as defined in the Act) included in Exhibit 21 to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, together with those subsidiaries of the Company identified in Schedule II to this Agreement, are referred to herein individually as a "Subsidiary" and collectively as the "Subsidiaries." Each Subsidiary is a corporation or limited partnership duly organized, validly existing and in good standing in the jurisdiction of its organization, with full corporate or partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or be in good standing does not have a Material Adverse Effect. None of the subsidiaries of the Company other than the Subsidiaries is engaged in any business activities or operations or has any material assets or liabilities. All the outstanding shares of capital stock of each of the Subsidiaries which is a corporation have been duly authorized and validly issued, are fully paid and nonassessable, and are wholly owned by the Company directly or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except as described in the Offering Memorandum and except for the shares of capital stock of certain Subsidiaries pledged to Citibank, N.A., as administrative agent ("Citibank"), in connection with the Company's Revolving Credit Agreement dated as of May 15, 1996 with Citibank and the lenders from time to time party thereto (the "Credit Agreement") and/or to Meditrust Mortgage Investments, Inc. and/or any of its affiliates (collectively, "Meditrust"). Each limited partnership agreement pursuant to which the Company or a Subsidiary holds a general partnership interest in a limited partnership which is a Subsidiary is in full force and effect and constitutes the legal, valid and binding agreement of the parties thereto, enforceable against such parties in accordance with the terms thereof, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and there has been no material breach of or default under, and no event which with notice or lapse of time would constitute a material breach of or default under, such agreements by the Company or any Subsidiary or, to the Company's best knowledge, any other party to such agreements.

                  (i) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or to which any of their respective properties, is subject, that are not disclosed in the Offering Memorandum and which, if adversely decided, are reasonably likely to cause a Material Adverse Effect or materially affect the issuance of the Notes or the consummation of the transactions contemplated by the Operative Documents. There are no material agreements, contracts, indentures, leases or other instruments that are not described in the Offering Memorandum or that are required to be filed as an exhibit to any Incorporated Document that are not so filed. Neither the Company nor any Subsidiary is involved in any strike, job action or labor dispute with any group of employees, and, to the Company's knowledge, no such action or dispute is threatened, which is reasonably likely to have a Material Adverse Effect.

                  (j) Neither the Company nor any of the Subsidiaries is (i) in violation of its certificate or articles of incorporation or by-laws or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, except where any such violation or violations in the aggregate would not have a Material Adverse Effect or (ii) in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except as may be disclosed in the Offering Memorandum.

                  (k) Neither the issuance, offer, sale or delivery of the Notes, the execution, delivery or performance of this Agreement, the Indenture or the Registration Rights Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby or thereby (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required in connection with the registration under the Act of the Notes and/or the New Notes in accordance with the Registration Rights Agreement, the qualification of the Indenture under the 1939 Act and except for compliance with the securities or Blue Sky laws of various jurisdictions) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, in any material respect, any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate in any material respect any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

                  (l) The accountants, KPMG Peat Marwick LLP and Deloitte & Touche LLP, who have certified or shall certify the financial statements included as part of the Offering Memorandum (or any amendment or supplement thereto), are independent certified public accountants under Rule 101 of the AICPA's Code of Professional Conduct, and its interpretation and rulings.

                  (m) The historical financial statements, together with the related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), comply as to form with the requirements of the Exchange Act and present fairly in all material respects the consolidated financial position, results of operations and changes in stockholders' equity and cash flows of each of the Company and its Subsidiaries, First American Health Care of Georgia, Inc. ("First American") and RoTech Medical Corporation ("RoTech") on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) is accurately presented and, to the extent such information and data is derived from the financial books and records of the Company and its Subsidiaries, First American or RoTech, as the case may be, is prepared on a basis consistent with such financial statements and the books and records. The pro forma financial statements and other pro forma financial information included or incorporated by reference in the Offering Memorandum have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial information and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are, in the Company's opinion, reasonable.

                  (n) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement; the execution and delivery of, and the performance by the Company of its obligations under, this Agreement and the Registration Rights Agreement have been duly and validly authorized by the Company, and this Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company and constitute the valid and legally binding agreements of the Company, enforceable against the Company in accordance with their terms, except as the enforcement hereof and thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and except as rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws or principles of public policy.

                  (o) Except as disclosed in the Offering Memorandum (or any amendment or supplement thereto), subsequent to the date as of which such information is given in the Offering Memorandum (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, and there has not been any material change in the capital stock, or material increase in the short-term or long-term debt, of the Company or any of the Subsidiaries, or any material adverse change, or any development involving or which could reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

                  (p) Each of the Company and the Subsidiaries has good and marketable title to all property (real and personal) described in the Offering Memorandum as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Offering Memorandum or in an Incorporated Document or exhibit thereto, and all the property described in the Offering Memorandum as being held under lease by each of the Company and the Subsidiaries is held by it under valid, subsisting and enforceable leases, with only such exceptions as in the aggregate are not materially burdensome and do not interfere in any material respect with the conduct of the business of the Company and the Subsidiaries taken as a whole.

                  (q) Except as permitted by the Act, the Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Notes, will not distribute any offering material in connection with the offering and sale of the Notes other than the Preliminary Offering Memorandum and Offering Memorandum.

                  (r) Each of the Company and the Subsidiaries and, to the Company's knowledge, the owners of the facilities and other businesses managed by the Company or any Subsidiary have such permits, licenses, franchises, certificates and other approvals or authorizations of governmental or regulatory authorities ("Permits") as are necessary under applicable law to own their respective properties and to conduct their respective business in the manner described in the Offering Memorandum (including, without limitation, such Permits as are required under such federal, state and other health care laws, and under such HMO or similar licensure laws and such insurance laws and regulations, as are applicable thereto), and with respect to those facilities and other businesses that participate in Medicare and/or Medicaid, to receive reimbursement under Medicare and Medicaid, subject in each case to such qualifications as may be set forth in the Offering Memorandum and except to the extent that the failure to have such Permits would not have a Material Adverse Effect; the Company and each of the Subsidiaries have fulfilled and performed in all material respects, all their respective material obligations with respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Offering Memorandum and except to the extent that any such revocation or termination would not have a Material Adverse Effect; and, except as described in the Offering Memorandum, none of the Permits contains any restriction that is materially burdensome to the Company or any of the Subsidiaries.

                  (s) The business practices of the Company and each of its Subsidiaries do not violate in any material respect any applicable provisions of federal or state law governing Medicare or any state Medicaid program, including without limitation, Sections 1320a-7a and 1320a-7b of Title 42 of the United States Code, and no individual with an ownership or control interest, as defined in 42 U.S.C. ss.1320a-3(a)(3), in the Company or any of its Subsidiaries, or who is an officer, director, or managing employee, as defined in 42 U.S.C. ss.1320a-5(b), of the Company or any of its Subsidiaries is a person described in 42 U.S.C. ss.1320a-7(b)(8)(B), and the Company's and each of its Subsidiaries' business practices do not violate in any material respect any applicable provisions of federal or state law regarding physician ownership of, or financial relationship with, or referral to entities providing health care related goods or services, or laws requiring disclosure of financial interests held by physicians in entities to which they may refer patients for the provision of health care related goods or services.

                  (t) The information presented in the Offering Memorandum under the caption "Business of RoTech" fairly presents the information purported to be shown and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (u) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (v) Neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which violation would have a Material Adverse Effect.

                  (w) Except as disclosed in the Offering Memorandum, the Company and each of the Subsidiaries have filed all tax returns required to be filed, which returns are true and correct in all material respects, and neither the Company nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, except where the failure to file such returns and make such payments would not have a Material Adverse Effect.

                  (x) The Company and the Subsidiaries own or possess all patents, trademarks, trademark registration, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Offering Memorandum as being owned by any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing.

                  (y) The Company is not and, upon sale of the Notes to be issued and sold thereby in accordance herewith and the application of the net proceeds to the Company of such sale as described in the Offering Memorandum under the caption "Use of Proceeds," will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (z) When the Notes are issued and delivered pursuant to this Agreement, such Notes will not be of the same class (within the meaning of Rule 144A(d)(3) under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system.

                  (aa) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Act) of the Company has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the offering and sale of the Notes in a manner that would require the registration of the Notes under the Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offering of the Notes.

                  (ab) The Company is not required to deliver the information specified in Rule 144A(d)(4) in connection with the offering and resale of the Notes by the Initial Purchasers.

                  (ac) Assuming (i) that the  representations  and warranties in
Section 2 hereof are true, (ii) the Initial Purchasers comply with the covenants set forth in Section 2 hereof and (iii) that each person to whom the Initial Purchasers offer, sell or deliver the Notes is a Qualified Institutional Buyer, the purchase and sale of the Notes pursuant hereto (including the Initial Purchasers' proposed offering of the Notes on the terms and in the manner set forth in the Offering Memorandum and Section 2 hereof) is exempt from the registration requirements of the Act.

                  (ad) The execution and delivery of this Agreement, the other Operative Documents and the sale of the Notes to the Initial Purchasers or by the Initial Purchasers to Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the section entitled "Notice to Investors."

                  6. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or Offering Memorandum or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Initial Purchaser furnished in writing to the Company by or on behalf of such Initial Purchaser expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to the Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser (or to the benefit of any person controlling any Initial Purchaser) on account of any such loss, claim, damage, liability or expense arising from the sale of the Notes by such Initial Purchaser to any person if the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Offering Memorandum was corrected in the Offering Memorandum and such Initial Purchaser sold Notes to that person without sending or giving at or prior to the written confirmation of such sale, a copy of the Offering Memorandum (as then amended or supplemented) if the Company has previously furnished sufficient copies thereof to such Initial Purchaser. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

                  (b) If any action, suit or proceeding shall be brought against any Initial Purchaser or any person controlling any Initial Purchaser in respect of which indemnity may be sought against the Company, such Initial Purchaser or such controlling person shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Initial Purchaser or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Initial Purchaser or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or
(iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Initial Purchaser or such controlling person and the indemnifying parties and such Initial Purchaser or such controlling person shall have been advised by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Initial Purchaser or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Initial Purchasers and controlling persons not having actual or potential differing interests with the Initial Purchasers or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless any Initial Purchaser, to the extent provided in paragraph (a), and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                  (c) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, and its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to each Initial Purchaser set forth in paragraph (a) hereof, but only with respect to information relating to such Initial Purchaser furnished in writing by or on behalf of such Initial Purchaser expressly for use in the Preliminary Offering Memorandum or Offering Memorandum or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors or officers, or any such controlling person based on the Preliminary Offering Memorandum or Offering Memorandum, or any amendment or supplement thereto, and in respect of which indemnity may be sought against such Initial Purchaser pursuant to this paragraph (c), such Initial Purchaser shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Initial Purchaser shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Initial Purchaser's expense), and the Company, its directors and officers, and any such controlling person shall have the rights and duties given to the Initial Purchasers by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Initial Purchasers may otherwise have.

                  (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Initial Purchasers on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph
(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 6, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price of the Notes purchased and resold by it as contemplated hereby exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                  (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 6 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser, the Company, its directors or officers or any person controlling the Company, (ii) acceptance of any Notes and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Initial Purchaser or any person controlling any Initial Purchaser, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

                  7. Conditions of the Initial Purchasers' Obligations. The several obligations of the Initial Purchasers to purchase the Notes hereunder are subject to the following conditions:

                  (a) At the time of execution of this Agreement and on the Closing Date, no order or decree preventing the use of the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, be contemplated. No stop order suspending the sale of the Notes in any jurisdiction designated by the Initial Purchasers shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, shall be contemplated.

                  (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company or the Subsidiaries not contemplated by the Offering Memorandum, which in the opinion of the Initial Purchasers, would materially adversely affect the market for the Notes, or (ii) any event or development relating to or involving the Company or any officer or director of the Company which makes any statement made in the Offering Memorandum untrue or which, in the opinion of the Company and its counsel or the Initial Purchasers and their counsel, requires the making of any addition to or change in the Offering Memorandum in order to state a material fact required by any law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Offering Memorandum to reflect such event or development would, in the opinion of the Initial Purchasers, materially adversely affect the market for the Notes.

                  (c) The Initial Purchasers shall have received on the Closing Date an opinion of Fulbright & Jaworski L.L.P., counsel for the Company, dated the Closing Date and addressed to the Initial Purchasers, to the effect that:

                        (i) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum (and any amendment or supplement thereto);

                        (ii) Each Significant Subsidiary (as defined in Section 1.02(w) of Regulation S-X promulgated under the Act) is a corporation validly existing and in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Offering Memorandum (and any amendment or supplement thereto); and all the outstanding shares of capital stock of each of the Significant Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and to the knowledge of such counsel, are wholly owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any security interest, lien, adverse claim, equity or other encumbrance, except as described in the Offering Memorandum and except for the shares of capital stock of certain Subsidiaries pledged to Citibank as agent in connection with the Credit Agreement and/or to Meditrust;

                        (iii) The authorized capital stock of the Company is as set forth under the caption "Capitalization" in the Offering Memorandum;

                        (iv) The Company has corporate power and authority to enter into this Agreement and the Registration Rights Agreement and to issue, sell and deliver the Notes to be sold by it to the Initial Purchasers as provided herein, and this Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company and are valid, legal and binding agreements of the Company, enforceable against the Company in accordance with their terms, except (A) as enforcement of rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws or principles of public policy and (B) subject to the qualification that the enforceability of the Company's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                        (v) The Indenture has been duly and validly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles; and no qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Notes contemplated hereby or in connection with the Exempt Resales;

                        (vi) The Notes have been duly and validly authorized by the Company and when executed by the Company in accordance with the Indenture and, assuming due authentication of the Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                        (vii) Neither the offer, sale or delivery of the Notes, the execution, delivery or performance by the Company of this Agreement, the Registration Rights Agreement or the Indenture, compliance by the Company with the provisions hereof or thereof nor consummation by the Company of the transactions contemplated hereby or thereby constitutes or will constitute a breach or violation of, or a default under, in any material respect, the certificate or articles of incorporation or bylaws or other organizational documents of the Company or any of the Significant Subsidiaries or any material agreement, indenture, lease or other instrument to which the Company or any of the Significant Subsidiaries is a party or by which any of them or any of their respective properties is bound that is an exhibit to any Incorporated Document or is known to such counsel, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Significant Subsidiaries pursuant to the terms of any material agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject that is an exhibit to any Incorporated Document or is known to such counsel, nor will any such action result in any violation in any material respect of any existing law, or any regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws and, in the case of the Registration Rights Agreement, the Act and the Exchange Act and the 1939 Act), judgment, injunction, order or decree known to such counsel, applicable to the Company or the Significant Subsidiaries or any of their respective properties;

                        (viii) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company (except as have been obtained under the Exchange Act, or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Notes, or such as may be required to qualify the Indenture under the 1939 Act, and such as may be required in connection with the performance by the Company of its obligations under the Registration Rights Agreement, as to which such counsel need not express an opinion) for the valid issuance and sale of the Notes to the Initial Purchasers as contemplated by this Agreement;

                        (ix) The Incorporated Documents (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion), at the time they were filed, appear on their face to have complied as to form in all material respects with the requirements of the Exchange Act;

                        (x) To the knowledge of such counsel, (A) there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or any of their property, are subject, which are not disclosed in the Offering Memorandum and which, if adversely decided, are reasonably likely to cause a Material Adverse Effect or materially affect the issuance of the Notes or the consummation of the transactions contemplated by the Operative Documents and (B) there are no material agreements, contracts, indentures, leases or other instruments, that are not described in the Offering Memorandum (or any amendment or supplement thereto) or that are required to be filed as an exhibit to any Incorporated Document that are not filed as required;

                        (xi) The statements in the Offering Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information described therein;

                        (xii) When the Notes are issued and delivered pursuant to this Agreement, such Notes will not be of the same class (within the meaning of Rule 144A(d)(3) under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system;

                        (xiii) No registration of the Notes under the Act is required for the sale of the Notes to the Initial Purchasers as contemplated in this Agreement or for the Exempt Resales (assuming (A) that any Eligible Purchaser who buys the Notes in the Exempt Resales is a Qualified Institutional Buyer and (B) the accuracy of the Initial Purchasers' representations and those of the Company in this Agreement regarding the absence of general solicitation in connection with the Exempt Resales);

                        (xiv) The Company is not required to deliver the information specified in Rule 144A(d)(4) in connection with the offering and resale of the Notes by the Initial Purchasers; and

                        (xv) Although such counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Offering Memorandum, such counsel has participated in the preparation of the Offering Memorandum, including review and discussion of the contents thereof, and has reviewed the Incorporated Documents, and, relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company, nothing has come to the attention of such counsel that has caused them to believe that the Offering Memorandum, as of its date and as of the Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Offering Memorandum, as of its respective date, and as of the Closing Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included or incorporated by reference in the Offering Memorandum and information furnished by or on behalf of the Initial Purchasers).

                  The opinion of such counsel shall be limited to the laws of the United States, the State of New York and the internal corporation law of the State of Delaware.

                  (d) The Initial Purchasers shall have received on the Closing Date an opinion of Marshall A. Elkins, Esq., General Counsel of the Company, dated the Closing Date and addressed to the Initial Purchasers to the effect that:

                        (i) The Company is duly registered and qualified to conduct its business and is in good standing as a foreign corporation in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing does not have a Material Adverse Effect;

                        (ii) All the shares of capital stock of the Company outstanding prior to the issuance of the Notes have been duly authorized and validly issued, are fully paid and nonassessable;

                        (iii) Each Subsidiary is duly registered and qualified to conduct its business and is in good standing as a foreign corporation or limited partnership in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing does not have a Material Adverse Effect;

                        (iv) Neither the Company nor any of the Subsidiaries is in violation in any material respect of its respective certificate or articles of incorporation or bylaws, or other organizational documents, or to the best knowledge of such counsel after reasonable inquiry, is in default in any material respect in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except as disclosed in the Offering Memorandum and except to the extent that any such violation or default would not have a Material Adverse Effect;

                        (v) Such counsel has no reason to believe that the Company and its Subsidiaries do not have all Permits (including, without limitation, such Permits as are necessary under such federal and state health care laws and under such HMO and similar licensure laws and such insurance laws and regulations as are applicable to the Company and its Subsidiaries) as are necessary to own, lease and operate its properties and conduct its business, except to the extent that the failure to have such Permits would not have a Material Adverse Effect; and to the best knowledge of such counsel after reasonable inquiry there are no proceedings pending or threatened against the Company or any of its Subsidiaries that may cause any such Permit that is material to the conduct of the business of the Company or any of its Subsidiaries to be revoked, withdrawn, cancelled, suspended or not renewed;

                        (vi) Such counsel has no reason to believe that (a) the business practices of the Company or any of its Subsidiaries violate in any material respect any applicable provisions of federal or state law governing Medicare or any state Medicaid program, including without limitation, Sections 1320a-7a and 1320a-7b of Title 42 of the United States Code, or that any individual with an ownership or control interest, as defined in 42 U.S.C. ss.1320a-3(a)(3), in the Company or any of its Subsidiaries or who is an officer, director, or managing employee as defined in 42 U.S.C. ss.1320a-5(b), of the Company or any of its Subsidiaries is a person described in 42 U.S.C. ss.1320a-7(b)(8)(B), or that (b) the Company's or any Subsidiary's business practices violate in any material respect any applicable provisions of federal or state law regarding physician ownership of, or financial relationship with, or referral to entities providing health care related goods or services, or laws requiring disclosure of financial interests held by physicians in entities to which they may refer patients for the provision of health care related goods or services; and to the best knowledge of such counsel after reasonable inquiry, neither the Company nor any of its Subsidiaries is in violation of any other law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries, except to the extent that any such violation would not have a Material Adverse Effect; and

                        (vii) Although such counsel has not undertaken, except as otherwise indicated in such counsel's opinion, to determine independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Offering Memorandum, such counsel has participated in the preparation of the Offering Memorandum and the Incorporated Documents, and nothing has come to the attention of such counsel that has caused such counsel to believe that the Offering Memorandum, as of its date and as of the Closing Date, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Offering Memorandum, as of its respective date, and as of the Closing Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included or incorporated by reference in the Offering Memorandum and information furnished by or on behalf of the Initial Purchasers).

                  (e) The Initial Purchasers shall have received on the Closing Date an opinion of Dewey Ballantine, counsel for the Initial Purchasers, dated the Closing Date, and addressed to the Initial Purchasers, with respect to the matters referred to in clauses (iv), (v), (vi), (xiii) and (xv) of the foregoing paragraph (c) and such other related matters as the Initial Purchasers may request.

                  (f) The Initial Purchasers shall have received letters addressed to the Initial Purchasers, and dated the date hereof and the Closing Date from KPMG Peat Marwick LLP and Deloitte & Touche LLP, independent certified public accountants, substantially in the forms heretofore approved by the Initial Purchasers.

                  (g) (i) There shall not have been any material change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Offering Memorandum (or any amendment or supplement thereto); (ii) there shall not have been, since the respective dates as of which information is given in the Offering Memorandum (or any amendment or supplement thereto), except as may otherwise be stated in the Offering Memorandum (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; (iii) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the
Subsidiaries, taken as a whole, other than those reflected in the Offering Memorandum (or any amendment or supplement thereto); and (iv) all the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and the Initial Purchasers shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief accounting officer of the Company (or such other officers as are acceptable to the Initial Purchasers), to the effect set forth in this Section 7(g) and in Section 7(h) hereof.

                  (h) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                  (i) The Initial Purchasers shall have received certificates dated the date hereof and the Closing Date signed by the chief accounting officer of the Company substantially in the forms heretofore approved by the Initial Purchasers, respecting the Company's compliance with the financial covenants set forth in each of the Company's indentures, the Credit Agreement and certain other agreements of the Company.

                  (j) There shall not have been any announcement by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g) under the Act, that (i) it is downgrading its rating assigned to any class of securities of the Company, or (ii) except as disclosed in the Offering Memorandum, it is reviewing its ratings assigned to any class of securities of the Company with a view to possible downgrading, or with negative implications, or direction not determined.

                  (k) The Notes shall have been  approved for trading on PORTAL.

                  (l) Prior to the date of this Agreement, the Company shall have received and shall have furnished to the Initial Purchasers copies of the requisite written consent of the lenders party to the Credit Agreement to the consummation by the Company of the transactions contemplated by the Operative Documents and the Offering Memorandum.

                  (m) The Company shall have furnished or caused to be furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers shall have requested.

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

                  Any certificate or document signed by any officer of the Company and delivered to the Initial Purchasers, or to counsel for the Initial Purchasers, shall be deemed a representation and warranty by the Company to the Initial Purchasers as to the statements made therein.

                  8. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction of the Offering Memorandum (including financial statements thereto), and each amendment or supplement thereto; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Offering Memorandum, the Preliminary Offering Memorandum, the Incorporated Documents, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Notes; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Notes, including any stamp taxes in connection with the original issuance and sale of the Notes; (iv) the printing (or reproduction) and delivery of this Agreement, the Indenture, the Registration Rights Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Notes; (v) the application for quotation of the Notes on PORTAL; (vi) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states as provided in
Section 4(f) hereof (including the reasonable fees, expenses and disbursements of counsel for the Initial Purchasers relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such qualification); (vii) the performance by the Company of its obligations under the Registration Rights Agreement; (viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (ix) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Notes. The Company hereby agrees that it will pay in full on the Closing Date the fees and expenses referred to in clause (vi) of this Section 8 by delivering to counsel for the Initial Purchasers on such date a check payable to such counsel in the requisite amount.

                  9. Effective Date of Agreement. This Agreement shall become effective upon the execution and delivery hereof by all the parties hereto. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying the Initial Purchasers, or by the Initial Purchasers, by notifying the Company.

                  Any notice under this Section 9 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

                  10. Default by an Initial Purchaser. If any Initial Purchaser shall fail or refuse to purchase the Notes which it is obligated to purchase on the Closing Date, and arrangements satisfactory to the non-defaulting Initial Purchasers and the Company for the purchase of such Notes by the non-defaulting Initial Purchasers or by another party or parties satisfactory to the non-defaulting Initial Purchasers and the Company are not made within thirty-six (36) hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers or the Company. In any such case which does not result in termination of this Agreement, either the non-defaulting Initial Purchasers or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven (7) days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Initial Purchaser from liability in respect of such default under this Agreement. The term "Initial Purchaser" as used in this Agreement includes, for all purposes of this Agreement, any party not identified in this Agreement who purchases Notes which a defaulting Initial Purchaser is obligated, but fails or refuses, to purchase.

                  11. Termination of Agreement. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchasers, without liability on the part of the Initial Purchasers to the Company, by notice to the Company, if prior to the Closing Date (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to commence or continue the offering of the Notes on the terms set forth on the cover page of the Offering Memorandum or to enforce contracts for the resale of the Notes by the Initial Purchasers. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

                  12. Information Furnished by the Initial Purchasers. The statements set forth in the stabilization legend on the inside front cover, the last paragraph on the cover page and in the third and seventh paragraphs under the caption "Plan of Distribution" in the Preliminary Offering Memorandum and Offering Memorandum, constitute the only information furnished by or on behalf of the Initial Purchasers as such information is referred to in Sections 5(b) and 6 hereof, except that each of Smith Barney Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Citicorp Securities, Inc. has furnished the information relating to them contained in the eighth paragraph, and Citicorp Securities, Inc. has furnished the information contained in the ninth paragraph, under the caption "Plan of Distribution" contained in the Preliminary Offering Memorandum and the Offering Memorandum.

                  13. Miscellaneous. Except as otherwise provided in Sections 4, 9 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 10065 Red Run Boulevard, Owings Mills, MD 21117, Attention: General Counsel, with a copy to Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, NY 10103, Attention: Roy L. Goldman, Esq. or (ii) if to the Initial Purchasers, to Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, Attention:
Manager, Investment Banking Division, with a copy to Dewey Ballantine, 1301 Avenue of the Americas, New York, NY 10019, Attention: Frederick W. Kanner, Esq.

                  This Agreement has been and is made solely for the benefit of the Initial Purchasers, the Company, its directors, its officers and the controlling persons referred to in Section 6 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Initial Purchasers of any of the Notes in his status as such purchaser.

                  14. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York without giving effect to the choice of laws or conflict of laws principles thereof.

                  This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                  Please confirm that the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers.



                                            Very truly yours,

                                            INTEGRATED HEALTH SERVICES, INC.


                                            By: /s/ Eleanor J. Harding
                                               ---------------------------------
                                            Name:  Eleanor J. Harding
                                            Title: Executive Vice President-
                                                   Finance


Accepted in New York, New York

September 8, 1997


Confirmed as of the date first above mentioned.

SMITH BARNEY INC.
MORGAN STANLEY & CO. INCORPORATED
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
CITICORP SECURITIES, INC.

By:   SMITH BARNEY INC.



By:  /s/ Benjamin R. Lorello
     -------------------------------
     Name: Benjamin R. Lorello
     Title: Managing Director

                                      II

                                   SCHEDULE I


                        INTEGRATED HEALTH SERVICES, INC.



                                                                Principal Amount
Initial Purchaser                                                   of Notes
-----------------                                               ----------------

Smith Barney Inc.........................................         $250,000,000

Morgan Stanley & Co. Incorporated........................          100,000,000

Donaldson, Lufkin & Jenrette
  Securities Corporation.................................           75,000,000

Citicorp Securities, Inc.................................           75,000,000
                                                                  ------------
Total....................................................         $500,000,000
                                                                  ============

                                   SCHEDULE II
                                   -----------

========================================================================================================================
                                                   STATE OF                            STATE(S)
                     COMPANY                    INCORPORATION                 QUALIFIED TO DO BUSINESS
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE INDUSTRIES                             Florida
------------------------------------------------------------------------------------------------------------------------
IHS ACQUISITION XX, INC.                           California
------------------------------------------------------------------------------------------------------------------------
IHS NETWORK SERVICES, INC.                         Delaware                          Florida
------------------------------------------------------------------------------------------------------------------------
INTEGRATED HEALTH SERVICES OF
KURT, INC.                                         Delaware                          Washington
------------------------------------------------------------------------------------------------------------------------
SYMPHONY RESPIRATORY SERVICES, INC.                Delaware                          Arkansas
                                                                                     Arizona
                                                                                     California
                                                                                     District of Columbia
                                                                                     Florida
                                                                                     Georgia
                                                                                     Idaho
                                                                                     Illinois
                                                                                     Indiana
                                                                                     Iowa
                                                                                     Kentucky
                                                                                     Louisiana
                                                                                     Maine
                                                                                     Maryland
                                                                                     Michigan
                                                                                     Minnesota
                                                                                     Missouri
                                                                                     Mississippi
                                                                                     North Carolina
                                                                                     Nebraska
                                                                                     New Hampshire
                                                                                     New Jersey
                                                                                     New York
                                                                                     Ohio
                                                                                     Oklahoma
                                                                                     Pennsylvania
                                                                                     South Carolina
                                                                                     Tennessee
                                                                                     Texas
                                                                                     Virginia
                                                                                     Wisconsin
                                                                                     West Virginia
                                                                                     Wyoming
------------------------------------------------------------------------------------------------------------------------
TEXAS LPC, INC.                                    Texas
------------------------------------------------------------------------------------------------------------------------
WEST COAST CAMBRIDGE, INC.                         California
------------------------------------------------------------------------------------------------------------------------
WOODRIDGE CONVALESCENT CENTER, INC.
CENTER, INC.                                       Texas
========================================================================================================================